UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

2100 McKinney Avenue, Suite 1401
               Dallas, TX 75201
 (Address of principal executive offices) (Zip Code)

Gabriel Hammond
SteelPath Fund Advisors, LLC
2100 McKinney Avenue, Suite 1401
               Dallas, TX 75201
(Name and address of agent for service)

Registrant's telephone number, including area code: (214) 740-6040

Date of fiscal year end: November 30

Date of reporting period: May 31, 2011

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT

May 31, 2011 (Unaudited)

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

SteelPath MLP Funds

SteelPath MLP Funds Semi-Annual Report

Letter to Shareholders

To Our Shareholders:

We would like to thank you for investing with SteelPath MLP Funds. Our fiscal year ended on November 30, 2010 and we would like to share our thoughts on the six month period ended May 31, 2011.

The broader markets performed well through April given strong first quarter earnings and a perception that Gross Domestic Production (GDP) growth was on the upswing. Markets experienced a slight correction in May driven by disturbing economic news in the US and Europe and a slowing in China’s growth rate. The Master Limited Partnership (“MLP”) asset class trended higher through April but trailed the broader indices and fell further behind the Fund benchmarks (Lipper Equity Income Funds Index and S&P 500 Index) during May in the first significant pullback for the space since May 2010 when the “flash crash” occurred and the S&P 500 Index fell 8.2%. Business prospects for MLPs, however, remain unchanged, and we view this sell off as an opportunity to put our research process to work and deploy incremental capital opportunistically.

The performance summary below provides the results for the six-month period ending May 31, 2011. The total returns, including income and change in net asset value, for each Fund and Class are as follows:

SteelPath Mutual Funds	Total Returns (11/30/2010 – 5/31/2011)
Select 40 Fund—Class Y	3.91%
Select 40 Fund—Class A
Without sales load	3.83%
With 5.75% sales load	-2.18%
Select 40 Fund—Class I	3.91%
Alpha Fund—Class A
Without sales load	2.27%
With 5.75% sales load	-3.58%
Alpha Fund—Class I	2.45%
Income Fund—Class A
Without sales load	3.71%
With 5.75% sales load	-2.25%
Income Fund—Class I	3.89%
Lipper Equity Income Funds Index(1)	15.79%
S&P 500 Index(2)	15.03%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund current to the most recent month-end can be obtained by calling 1-888-614-6614.

(1)	The Lipper Equity Income Funds Index includes the 30 largest equity income mutual funds tracked by Lipper, Inc. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. It is not possible to invest directly in the index. Past performance does not guarantee future results.
(2)	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance and typically does not include fees and expenses. It is not possible to invest directly in an index. Past performance does not guarantee future results.

May 31, 2011

Review

For the six month period ended May 31, 2011 the SteelPath Funds underperformed both the Lipper Equity Income Fund Index and the S&P 500 Index. The returns presented in the table above reflect the benefit of dividends paid to investors. The shareholders of the SteelPath MLP Alpha Fund benefited from total dividends of $0.34 per share, paid quarterly. The shareholders of the SteelPath MLP Select 40 Fund benefited from total dividends of $0.34 per share, also paid quarterly. The shareholders of the SteelPath MLP Income Fund benefited from total dividends paid to the investor during the period of $0.38 per share, paid monthly.

As we have commented previously, the MLP asset class tends to perform well during times of normal or slow growth and historically has outperformed the S&P 500 Index. However, during rapidly rising markets they tend to lag as investors shift preferences away from yield into growth and momentum stocks. We think the latter scenario unfolded over the five months ended April 30, and are not particularly surprised given the stellar performance of MLPs in 2009 and 2010. From November 30, 2010 through April 30, 2011 the I shares of the Alpha, Select 40, and Income Funds returned 5.22%, 7.66%, and 7.37% respectively, while the Lipper Equity Income Fund and the S&P 500 Index returned 16.31% and 15.64% respectively.

During the month of May 2011 the Funds gave back a significant portion of their gains over the previous five months with the I shares of the Alpha, Select 40, and Income Funds returning -2.54, -3.49%, and -3.24% respectively, while the Lipper Equity Income Fund and the S&P 500 Index returned -0.91% and -1.13% respectively. Several potential catalysts may be behind May’s weak performance. Potentially, shorter-term, or trend buyers, not well versed in the underlying businesses exited the space during the “energy-off” trade seen in May. During May, the broader energy space pulled back as crude oil priced at Cushing, OK dropped nearly 10% and energy focused ETFs, such as the Oil Service HOLDRs (NYSE: OIH) and the Energy Select Sector SPDR (NYSE: XLE), lost between 4% and 5% as well. Recall that our Funds largely focus on petroleum and natural gas pipeline MLPs, businesses with little or no direct commodity price exposure, so significant correlation to energy prices, as we may have seen during May, seems illogical. The exiting of shorter-term or trend investors could have been exacerbated by the sectors strong performance over the previous 12 months. Profit taking after such strong performance is certainly not unusual.

Another catalyst may have been simply the technical trading impact of excessive equity supply or “equity fatigue.” For the six-month period prior to May 2011, average monthly equity issuance within the MLP space approximated $2.4 billion versus the $1.0 billion monthly average of the previous six-month period. Though the MLP space has grown considerably over the last few years (total market capitalization for the sector is now approximately $265 billion versus $145 billion at the end of 2007), that pace of equity issuance is very robust and certainly could be a factor in exacerbating the effects of a softer market. Interestingly, the May 2010 sell-off was also preceded by a similar increase of equity supply. For the six-month period preceding that sell-off, monthly equity issuance averaged $1.2 billion versus the $660 million average of the then preceding six months.

The acquisition market for MLP suitable assets was very strong in calendar year 2010 with a record setting $27.9 billion of acquisitions, excluding consolidations within the sector. During the first quarter of calendar year 2011 MLPs made $6.6 billion of acquisitions with an average acquisition multiple of 8.7 times earnings before interest, taxes, depreciation, and amortization (EBITDA). Based on the pace of acquisition activity thus far, which is still far above historical levels, the sector appears poised to have another big year of acquisitions which will help drive distribution growth. In fact, our forecast at the beginning of calendar year 2011 was for $10 billion of acquisitions and the space appears on track to easily surpass that mark. We believe managers are continuing to exercise discipline in making acquisitions as these acquisition multiples compare favorably to the current approximate 12.1 times EBITDA multiple for the space as a whole, which is indicative of attractive acquisition economics.

In the Alpha Fund, the leading contributor to the Fund’s performance over the six month period ending May 31, 2011 was Holly Energy Partners, L.P. (NYSE: HEP). HEP produced a 10.9% total return over this period. We believe its strong performance is primarily due to the February 22 merger announcement between Holly Corporation (NYSE: HOC), HEP’s parent and GP, and Frontier Oil Corporation (NYSE: FTO). This merger may increase the growth prospects for HEP as they will now have access to drop-down opportunities related to FTO assets and the organic growth opportunities that follow.

SteelPath MLP Funds Semi-Annual Report

In the Alpha Fund, a leading detractor to the Fund’s performance over the six month period ending May 31, 2011 was Spectra Energy Partners, L.P. (NYSE: SEP). SEP produced a total return of -3.1% over this period. During that time we were unaware of significant news on SEP that would have lead to underperformance and in fact SEP announced that it was acquiring Big Sandy Pipeline, LLC from EQT Corporation (NYSE: EQT) for $390 million. We believe the acquisition is beneficial as it expands their portfolio of fee based assets, diversifies supply regions, and increases clarity of distribution growth. As has happened in the past, we believe investors shorted SEP in anticipation of the company issuing equity. We also believe that the equity is not performing well at the moment because natural gas pipelines are not a “hot sector”. Analysts and investors seem to be more focused on liquids production from areas such as the Eagle Ford Shale. Emphasis on this liquids production is warranted but the fact remains that gas production is still growing in this country and SEP, we believe, is well positioned to capture growth from prolific areas in the form of gas storage and interstate transportation opportunities. We believe SEP is also poised to take advantage of increasing natural gas power generation as US energy policy shifts toward cleaner hydrocarbons. Our valuation work leads us to believe the company’s growth prospects are perhaps underappreciated.

In the Income Fund, the leading contributor to the Fund’s performance over the six month period ending May 31, 2011 was EV Energy Partners, L.P. (NASDAQ: EVEP) which produced a total return of 49.5%. This return is largely due to the revelation that significant potential upside exists in their Appalachian/Ohio acreage from the Utica formation. The Utica formation is a liquids rich shale formation in which Chesapeake Energy and others have been building large acreage positions. There is very little information on the play at this point but we believe it may have potential to rival other large shale plays such as the Marcellus or Eagle Ford.

Conversely, in the Income Fund, one of the largest detractors to the Fund’s performance over the six month period ending May 31, 2011 was NuStar Energy, L.P. (NYSE: NS) which produced a total return of -2.8%. During the first quarter the company announced EBITA guidance for 2011 that was slightly below analyst expectations. We suspect that investors may have been reluctant to buy the stock anticipating that NS will come to the market for equity given that they closed on a number of acquisitions. In addition, the company had not announced any “high profile” projects in the big shale plays. However, more recent announcements appear to be changing that perception.

In the Select 40 Fund, two of the leading contributors to fund performance were EVEP, which is discussed above as a contributor to the performance of the Income Fund, and Alliance Resource Partners, L.P. (NASDAQ: ARLP), which returned 20.4% in the six months ending May 31, 2011. Central Appalachia coal prices were up 11.2% during that time which explains a large part of the company’s performance. The company also reported strong results for the first quarter of 2011.

Conversely, two of the leading detractors to the Select 40 Fund performance were SEP, which is discussed above as a detractor to the performance of the Alpha Fund, and NS, which is discussed above as a detractor to the performance of the Income Fund. Another detractor was Buckeye Partners, L.P. (NYSE: BPL) which produced a total return of -3.8% over the six month period ending May 31, 2011. BPL issued $285 million of equity in April which, in our opinion, put pressure on the stock and led to its lackluster performance.

Outlook

Our outlook for the space remains positive, despite the sell-off in May. We continue to believe the sector has the potential to provide 5-7% annual distribution growth for 2011 and 2012.

Until producers changed the outlook for domestic natural gas production by unlocking vast reserves in shale formations through the use of horizontal drilling and hydraulic fracturing, the outlook for domestic hydrocarbon production was not particularly impressive. We believe that this environment of slowly but steadily declining natural gas, crude oil, and natural gas liquids production, there was only limited need for new midstream assets. Midstream MLPs, therefore, primarily grew their businesses through acquisitions.

Supporting this acquisition activity were some very basic economics. Most midstream assets were owned by large exploration and production corporations, which typically traded at 5 to 6 times cash flow and whose investors were primarily focused on their production and reserve profiles as opposed to their midstream asset position. Midstream MLPs, due to their potential for generally lower risk profiles and healthy distribution yields, traded at 10 to 12 times cash flow. In this environment, assets were logically rationalized from the exploration and production corps to MLPs thereby providing MLPs the

May 31, 2011

ability to grow their businesses and providing exploration and production companies efficient funding for their drilling programs. We believe the fundamentals supporting this acquisition driven growth are still firmly in place. In fact, acquisition activity in 2010 reached $27.9 billion and set a new record for the space while acquisition activity for the first five months of 2011 totals an impressive $10.1 billion.

However, as shale formations began to be exploited by production companies, starting with the Barnett shale near our headquarters in Dallas, Texas, the demand for new midstream assets exploded. Producers needed to solve the logistical requirements of delivering their production to markets for sale before they spent billions upon billions to drill and complete new wells. Midstream MLPs, which represent the world’s greatest collection of midstream-focused providers, quickly reacted, and in exchange for long-term commitments from these producers, began to quickly and efficiently construct the needed assets. Over the past five years, MLPs have spent nearly $40 billion building new assets, much of that focused on solving the logistical needs of natural gas production. We believe natural gas production will continue to increase and provide support to the midstream assets constructed over the past few years. Further, we believe additional natural gas transmission and storage assets will be required as producers continue their focus on the economic natural gas plays and as demand from new power generation continues to unfold. Despite an 8.5% decrease in the US natural gas rig count over the past twelve months, continued gains in rig efficiencies have allowed regions with significant rig reductions to maintain production volumes.

In addition, over the past year producers have significantly increased their focus on crude oil shale resources, using the same techniques that unlocked natural gas in such tight formations, as well as to natural gas liquids (NGL) rich natural gas plays. In fact, over the past twelve months, the US crude oil rig count has increased by 75%.

The exploitation of these hydrocarbons has and is expected to continue to result, we believe, in the need for significant new midstream infrastructure. Once again, midstream MLPs are being called on to solve the logistical needs of delivering this new production to refining markets and to process and transport the NGLs to refining and chemical production centers. Evidence of this growth is the robust capital budget programs of many in the sector, and the recent, substantial additions to these programs. For example, in January, ONEOK Partners, L.P. (NYSE: OKS) announced plans to invest between $260 million and $305 million through 2014 for additional projects in the Bakken Shale, including constructing a new natural gas processing facility and expanding its existing gathering and compression infrastructure, bringing total capital expenditure plans for the MLP to $1.7-$2.2 billion. During the first quarter, Magellan Midstream Partners (NYSE: MMP) announced it was proceeding with final permitting on a project to reverse direction and convert to crude oil service the partnership’s Houston-to-El Paso pipeline. This project will support growing production from the Permian Basin and is part of MMP’s plans to spend more than $200 million on acquisitions and growth capital expenditures in 2011. Enterprise Products Partners (NYSE: EPD) announced a 10 year crude oil transportation agreement with two producers in the Eagle Ford Shale and announced a six year agreement to provide Anadarko Petroleum Corporation (NYSE: APC) with midstream services in the Eagle Ford Shale. EPD also announced it will expand its natural gas liquids import/export terminal on the Houston Ship Channel. EPD has approximately $5.5 billion of projects under construction.

In pursuing these emerging infrastructure opportunities, we anticipate MLPs will spend at least $15 billion on organic growth projects and $20 billion on acquisitions, up from $10 billion on acquisitions at the start of 2011. To finance this growth, we believe that MLPs will have to come to the market for equity, and through the end of May they had already raised $12 billion. Though such equity issuance is necessary to fund these robust growth programs we believe the space will likely experience additional periods of “equity fatigue” because occasionally supply does not match the demand for units. We also believe initial public offerings will continue as private equity sponsors look for liquidity events and others look to the MLP structure as a vehicle to provide a lower cost of capital.

Despite this, we continue to believe that the sector remains attractive and as a whole is fairly valued. In SteelPath’s view, yield driven demand for MLPs continues to be strong. We believe that our fundamentals-focused and research-driven approach to MLP investing is the proper approach in this type of environment and for identifying those MLPs that have the best risk adjusted growth prospects, the most favorable valuations, and are most favorably position to benefit from the dramatic changes that are taking place in the energy sector.

Gabriel Hammond
President

This material is not authorized for use unless accompanied or preceded by a prospectus.

SteelPath MLP Funds Semi-Annual Report

SCHEDULE OF INVESTMENTS
May 31, 2011 (Unaudited)
SteelPath MLP Select 40 Fund

Description	Shares	Fair Value
Master Limited Partnership Shares — 101.3%
Coal — 7.5%
Alliance Holdings GP LP	218,048	$10,246,075
Alliance Resource Partners LP	178,778	13,031,128
Natural Resource Partners LP	311,271	10,050,941
Oxford Resource Partners LP	87,754	2,173,667
Rhino Resource Partners LP	129,528	3,264,106
Total Coal		38,765,917
Exploration & Production — 2.5%
EV Energy Partners LP	139,543	7,723,705
Linn Energy LLC	129,726	5,041,152
Total Exploration & Production		12,764,857
Gathering/Processing — 18.7%
Chesapeake Midstream Partners LP	82,003	2,151,759
Copano Energy LLC	226,207	7,591,507
DCP Midstream Partners LP	242,132	9,813,610
Exterran Partners LP	90,615	2,329,712
MarkWest Energy Partners LP	335,980	15,965,770
Regency Energy Partners LP	565,132	14,235,675
Targa Resources Partners LP	376,920	13,026,355
Western Gas Partners LP	210,794	7,365,142
Williams Partners LP	443,159	23,451,974
Total Gathering/Processing		95,931,504
Natural Gas Pipelines — 30.6%
Boardwalk Pipeline Partners LP	638,916	18,592,456
Duncan Energy Partners LP	308,312	12,801,114
El Paso Pipeline Partners LP	670,043	23,029,378
Energy Transfer Equity LP	541,676	22,826,227
Energy Transfer Partners LP	193,623	9,199,029
Enterprise Products Partners LP	323,000	13,449,720
Niska Gas Storage Partners LLC, Class U	352,731	6,846,509
ONEOK Partners LP	265,594	22,134,604
PAA Natural Gas Storage LP	45,678	1,033,236
Spectra Energy Partners LP	514,788	16,473,216
TC Pipelines LP	237,708	10,972,601
Total Natural Gas Pipelines		157,358,090
Petroleum Transportation — 33.9%
Buckeye Partners LP	379,375	24,071,344
Enbridge Energy Partners LP	632,992	19,439,184
Genesis Energy LP	109,175	2,994,670
Global Partners LP	276,788	7,182,649
Holly Energy Partners LP	173,858	9,567,406
Magellan Midstream Partners LP	393,542	23,242,591
Martin Midstream Partners LP	102,115	3,967,168
NuStar Energy LP	299,787	19,021,485
NuStar GP Holdings LLC	230,435	8,355,573
Plains All American Pipeline LP	370,366	23,051,580

Description	Shares	Fair Value
Sunoco Logistics Partners LP	205,190	$17,359,074
Teekay LNG Partners LP	208,355	7,429,939
Tesoro Logistics LP(1)	157,297	3,907,257
Transmontaigne Partners LP	129,478	4,494,181
Total Petroleum Transportation		174,084,101
Propane — 8.1%
Ferrellgas Partners LP	401,816	10,579,815
Inergy LP	520,946	19,321,887
Suburban Propane Partners LP	222,549	11,743,911
Total Propane		41,645,613
Total Master Limited Partnership Shares (identified cost $461,395,390)		520,550,082
Short-Term Investments — 2.2%
Money Market — 2.2%
Fidelity Treasury Portfolio, 0.010%(1)	11,413,076	11,413,076
Total Short-Term Investments (identified cost $11,413,076)		11,413,076
Total Investments — 103.5% (identified cost $472,808,466)		531,963,158
Liabilities In Excess of Other Assets — (3.5)%		(18,022,616)
Net Assets — 100.0%		$513,940,542

LLC — Limited Liability Company

LP — Limited Partnership

(1) Variable rate security; the coupon rate represents the rate at May 31,   2011.

See accompanying Notes to the Financial Statements.

May 31, 2011

SCHEDULE OF INVESTMENTS
May 31, 2011 (Unaudited)
SteelPath MLP Alpha Fund

Description	Shares	Fair Value
Master Limited Partnership Shares — 97.4%
Gathering/Processing — 8.3%
Exterran Partners LP	310,076	$7,972,054
Regency Energy Partners LP	851,145	21,440,343
Western Gas Partners LP	248,231	8,673,191
Total Gathering/Processing		38,085,588
Natural Gas Pipelines — 36.7%
Duncan Energy Partners LP	137,489	5,708,543
El Paso Pipeline Partners LP	976,367	33,557,734
Energy Transfer Equity LP	533,638	22,487,506
Enterprise Products Partners LP	818,844	34,096,664
ONEOK Partners LP	367,645	30,639,534
Spectra Energy Partners LP	503,800	16,121,600
TC Pipelines LP	550,207	25,397,555
Total Natural Gas Pipelines		168,009,136
Petroleum Transportation — 46.4%
Buckeye Partners LP	560,964	35,593,166
Enbridge Energy Partners LP	704,271	21,628,162
Genesis Energy LP	726,884	19,938,428
Global Partners LP	291,139	7,555,057
Holly Energy Partners LP	448,550	24,683,706
Magellan Midstream Partners LP	356,813	21,073,376
NuStar Energy LP	270,550	17,166,398
Plains All American Pipeline LP	394,670	24,564,261
Sunoco Logistics Partners LP	258,797	21,894,226
Transmontaigne Partners LP	541,199	18,785,017
Total Petroleum Transportation		212,881,797

Description	Shares	Fair Value
Propane — 6.0%
Inergy LP	745,984	$27,668,547
Total Master Limited Partnership Shares (identified cost $423,077,700)		446,645,068
Short-Term Investments — 2.3%
Money Market — 2.3%
Fidelity Treasury Portfolio, 0.010%(1)	10,366,560	10,366,560
Total Short-Term Investments (identified cost $10,366,560)		10,366,560
Total Investments — 99.7% (identified cost $433,444,260)		457,011,628
Other Assets In Excess of Liabilities — 0.3%		1,561,015
Net Assets — 100.0%		$458,572,643

LLC — Limited Liability Company

LP — Limited Partnership

(1) Variable rate security; the coupon rate represents the rate at May 31, 2011.

See accompanying Notes to the Financial Statements.

SteelPath MLP Funds Semi-Annual Report

SCHEDULE OF INVESTMENTS
May 31, 2011 (Unaudited)
SteelPath MLP Income Fund

Description	Shares	Fair Value
Master Limited Partnership Shares — 103.2%
Coal — 2.2%
Oxford Resource Partners LP	88,257	$2,186,126
Rhino Resource Partners LP	120,472	3,035,894
Total Coal		5,222,020
Exploration & Production — 5.0%
EV Energy Partners LP	162,738	9,007,548
Linn Energy LLC	62,771	2,439,281
Total Exploration & Production		11,446,829
Gathering/Processing — 23.0%
Chesapeake Midstream Partners LP	62,313	1,635,093
Copano Energy LLC	347,531	11,663,140
Exterran Partners LP	258,744	6,652,308
MarkWest Energy Partners LP	262,963	12,496,002
Regency Energy Partners LP	508,194	12,801,407
Targa Resources Partners LP	226,460	7,826,458
Total Gathering/Processing		53,074,408
Natural Gas Pipelines — 24.1%
Boardwalk Pipeline Partners LP	226,693	6,596,766
Duncan Energy Partners LP	18,172	754,501
Energy Transfer Partners LP	221,719	10,533,870
Enterprise Products Partners LP	249,451	10,387,140
Niska Gas Storage Partners LLC, Class U	384,631	7,465,688
ONEOK Partners LP	118,042	9,837,620
TC Pipelines LP	218,642	10,092,515
Total Natural Gas Pipelines		55,668,100
Petroleum Transportation — 38.1%
Buckeye Partners LP	209,678	13,304,069
Enbridge Energy Partners LP	431,252	13,243,749
Global Partners LP	476,807	12,373,142
Holly Energy Partners LP	227,210	12,503,366
Martin Midstream Partners LP	306,568	11,910,167
NuStar Energy LP	210,501	13,356,288
TransMontaigne Partners LP	318,639	11,059,960
Total Petroleum Transportation		87,750,741

Description	Shares	Fair Value
Propane — 10.8%
Ferrellgas Partners LP	430,556	$11,336,540
Inergy LP	364,510	13,519,676
Total Propane		24,856,216
Total Master Limited Partnership Shares (identified cost $214,460,985)		238,018,314
Short-Term Investments — 0.9%
Money Market — 0.9%
Fidelity Treasury Portfolio, 0.010%(1)	2,020,246	2,020,246
Total Short-Term Investments (identified cost $2,020,246)		2,020,246
Total Investments — 104.1% (identified cost $216,481,231)		240,038,560
Liabilities in Excess of Other Assets — (4.1)%		(9,560,635)
Net Assets — 100.0%		$230,477,925

LLC — Limited Liability Company

LP — Limited Partnership

(1) Variable rate security; the coupon rate represents the rate at May 31, 2011.

See accompanying Notes to the Financial Statements.

May 31, 2011

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2011 (Unaudited)
SteelPath MLP Funds

	SteelPath MLP Select 40 Fund	SteelPath MLP Alpha Fund	SteelPath MLP Income Fund
Assets:
Investment securities:
At acquisition cost	$472,808,466	$433,444,260	$216,481,231
At fair value	$531,963,158	$457,011,628	$240,038,560
Interest receivable	44	241	34
Receivable for capital stock sold	5,782,902	12,037,946	466,692
Prepaid expenses	111,593	68,642	59,607
Total assets	537,857,697	469,118,457	240,564,893
Liabilities:
Payable for capital stock redeemed	180,780	438,773	140,044
Deferred tax liability	23,266,977	9,622,158	9,665,767
Payable to Advisor	264,308	386,978	154,050
Payable for 12b-1 fees, Class A	18,625	19,629	56,752
Other liabilities	186,465	78,276	70,355
Total liabilities	23,917,155	10,545,814	10,086,968
Total Net Assets	$513,940,542	$458,572,643	$230,477,925
Net Assets Consist of:
Paid-in capital	479,040,077	444,139,406	215,979,274
Undistributed net investment loss, net of deferred taxes	(1,041,019)	(1,192,797)	(685,876)
Accumulated undistributed net realized gains on investments, net of deferred taxes	448,669	1,485,614	1,050,129
Net unrealized appreciation on investments, net of deferred taxes	35,492,815	14,140,420	14,134,398
Total Net Assets	$513,940,542	$458,572,643	$230,477,925
Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$10.86	$—	$—
Class A Shares:
Net asset value and redemption proceeds per share	$10.81	$10.62	$10.85
Offering price per share*	$11.47	$11.27	$11.51
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$10.86	$10.66	$10.88
Net Assets:
Class Y shares	$84,151,070	$—	$—
Class A shares	71,978,262	52,277,976	134,020,512
Class I shares	357,811,210	406,294,667	96,457,413
Total Net Assets	$513,940,542	$458,572,643	$230,477,925
Shares Outstanding:
Class Y shares	7,746,098	—	—
Class A shares	6,657,997	4,920,858	12,347,599
Class I shares	32,935,126	38,107,840	8,866,310
Total Shares Outstanding	47,339,221	43,028,698	21,213,909

*	Computation of offering price per share 100/94.25 of net asset value.

See accompanying Notes to the Financial Statements.

SteelPath MLP Funds Semi-Annual Report

STATEMENTS OF OPERATIONS
For the Six Months Ended May 31, 2011 (Unaudited)
SteelPath MLP Funds

	SteelPath MLP Select 40 Fund	SteelPath MLP Alpha Fund	SteelPath MLP Income Fund
Investment Income:
Distributions from Master Limited Partnerships	$13,325,721	$8,899,721	$6,573,057
Less return of capital on distributions	(12,659,435)	(8,454,735)	(6,244,404)
Dividend income	519	399	203
Total investment income	666,805	445,385	328,856
Expenses:
Investment advisory fee	1,496,908	1,527,199	878,380
Administrative fees	253,864	193,796	151,798
Registration fees	89,576	51,011	42,043
Transfer agent fees	87,210	44,717	62,137
12b-1 fees, Class A	68,104	52,850	123,620
Offering fees	54,107	—	—
Custody fees	49,780	15,553	12,845
Legal fees	38,736	14,739	14,841
Auditing fees	22,556	20,690	20,690
Printing and postage	14,123	6,452	11,971
CCO fees	13,397	13,397	13,397
Insurance premiums	9,603	7,167	6,271
Directors’ fees	8,077	8,093	8,093
Miscellaneous	8,663	6,883	7,648
Total expenses, before waivers and deferred taxes	2,214,704	1,962,547	1,353,734
Less expense waivers	(328,926)	(174,243)	(213,042)
Net expenses, before deferred taxes	1,885,778	1,788,304	1,140,692
Net investment loss, before deferred taxes	(1,218,973)	(1,342,919)	(811,836)
Deferred tax benefit	487,589	537,168	324,735
Net investment loss, net of deferred taxes	(731,384)	(805,751)	(487,101)
Net Realized and Unrealized Gains on Investments:
Net Realized Gains
Investments	536,167	2,715,027	1,319,684
Deferred tax expense	(214,467)	(1,086,011)	(527,874)
Net realized gains, net of deferred taxes	321,700	1,629,016	791,810
Net Change in Unrealized Appreciation
Investments	21,926,820	235,086	6,429,116
Deferred tax expense	(8,770,728)	(94,035)	(2,571,646)
Net change in unrealized appreciation, net of deferred taxes	13,156,092	141,051	3,857,470
Net realized and unrealized gains on investments	13,477,792	1,770,067	4,649,280
Change in net assets resulting from operations	$12,746,408	$964,316	$4,162,179

See accompanying Notes to the Financial Statements.

May 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

SteelPath MLP Funds

	SteelPath MLP Select 40 Fund		SteelPath MLP Alpha Fund
	For the Six Months Ended May 31, 2011 (Unaudited)	For the Period Ended November 30, 2010*	For the Six Months Ended May 31, 2011 (Unaudited)	For the Period Ended November 30, 2010*
Increase in Net Assets
Operations:
Net investment loss, net of deferred taxes	$(731,384)	$(309,635)	$(805,751)	$(387,046)
Net realized gains/(losses) on investments, net of deferred taxes	321,700	126,969	1,629,016	(143,402)
Net change in unrealized appreciation on investments, net of deferred taxes	13,156,092	22,336,723	141,051	13,999,369
Change in net assets resulting from operations	12,746,408	22,154,057	964,316	13,468,921
Distributions to Shareholders:
Distributions to shareholders from return of capital:
Class Y shares	(2,614,520)	(3,875,344)	—	—
Class A shares	(1,806,914)	(980,402)	(1,373,954)	(729,941)
Class I shares	(9,368,504)	(2,879,438)	(8,943,067)	(4,329,701)
Change in net assets resulting from distributions to shareholders	(13,789,938)	(7,735,184)	(10,317,021)	(5,059,642)
Capital Share Transactions:
Class Y
Shares sold	8,588,049	90,398,670	—	—
Shares issued for reinvestment of distributions	2,587,395	3,872,194	—	—
Shares redeemed	(23,985,345)	(5,199,300)	—	—
Net increase (decrease)	(12,809,901)	89,071,564	—	—
Class A
Shares sold	36,067,241	45,773,466	30,334,049	39,044,399
Shares issued for reinvestment of distributions	1,693,309	771,837	1,097,964	575,082
Shares redeemed	(10,948,186)	(2,670,217)	(9,949,769)	(9,422,746)
Net increase	26,812,364	43,875,086	21,482,244	30,196,735
Class I
Shares sold	184,329,816	180,338,491	254,681,804	163,123,041
Shares issued for reinvestment of distributions	7,189,076	2,298,690	8,414,401	4,146,618
Shares redeemed	(18,402,341)	(2,137,646)	(16,830,140)	(5,698,634)
Net increase	173,116,551	180,499,535	246,266,065	161,571,025
Change in net assets resulting from capital share transactions	187,119,014	313,446,185	267,748,309	191,767,760
Change in net assets	186,075,484	327,865,058	258,395,604	200,177,039
Net Assets:
Beginning of period	327,865,058	—	200,177,039	—
End of period	$513,940,542	$327,865,058	$458,572,643	$200,177,039
Undistributed net investment loss, net of deferred taxes	$(1,041,019)	$(309,635)	$(1,192,797)	$(387,046)

*	For the period from March 31, 2010, commencement of operations, through November 30, 2010.

See accompanying Notes to the Financial Statements.

SteelPath MLP Funds Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

SteelPath MLP Funds

	SteelPath MLP Income Fund
	For the Six Months Ended May 31, 2011 (Unaudited)	For the Period Ended November 30, 2010*
Increase in Net Assets
Operations:
Net investment loss, net of deferred taxes	$(487,101)	$(198,775)
Net realized gains on investments, net of deferred taxes	791,810	258,319
Net change in unrealized appreciation on investments, net of deferred taxes	3,857,470	10,276,928
Change in net assets resulting from operations	4,162,179	10,336,472
Distributions to Shareholders:
Distributions to shareholders from return of capital:
Class A shares	(3,298,142)	(1,072,758)
Class I shares	(2,918,365)	(1,586,712)
Change in net assets resulting from distributions to shareholders	(6,216,507)	(2,659,470)
Capital Share Transactions:
Class A
Shares sold	93,713,653	58,846,320
Shares issued for reinvestment of distributions	2,458,819	801,578
Shares redeemed	(18,934,315)	(4,151,293)
Net increase	77,238,157	55,496,605
Class I
Shares sold	35,762,741	70,553,056
Shares issued for reinvestment of distributions	2,422,666	1,378,638
Shares redeemed	(9,723,238)	(8,273,374)
Net increase	28,462,169	63,658,320
Change in net assets resulting from capital share transactions	105,700,326	119,154,925
Change in net assets	103,645,998	126,831,927
Net Assets:
Beginning of period	126,831,927	—
End of period	$230,477,925	$126,831,927
Undistributed net investment loss, net of deferred taxes	$(685,876)	$(198,775)

*	For the period from March 31, 2010, commencement of operations, through November 30, 2010.

See accompanying Notes to the Financial Statements.

May 31, 2011

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period presented.
STEELPATH MLP SELECT 40 FUND

	Class Y				Class A				Class I
	For the Six Months Ended May 31, 2011 (Unaudited)		For the Period Ended November 30, 2010		For the Six Months Ended May 31, 2011 (Unaudited)		For the Period Ended November 30, 2010		For the Six Months Ended May 31, 2011 (Unaudited)		For the Period Ended November 30, 2010
Net asset value, beginning of period	$10.78		$10.00	(1)	$10.74		$10.00	(1)	$10.78		$10.00	(1)
Income from investment operations:
Net investment loss(2)	(0.02)		(0.02)		(0.03)		(0.03)		(0.02)		(0.02)
Return of capital(2)	0.18		0.27		0.20		0.30		0.20		0.30
Net realized and unrealized gain on securities	0.26		1.02	(3)	0.24		0.96	(3)	0.24		0.99	(3)
Total from investment operations	0.42		1.27		0.41		1.23		0.42		1.27
Distributions from:
Return of capital	(0.34)		(0.49)		(0.34)		(0.49)		(0.34)		(0.49)
Total distributions	(0.34)		(0.49)		(0.34)		(0.49)		(0.34)		(0.49)
Net asset value, end of period	$10.86		$10.78		$10.81		$10.74		$10.86		$10.78
Total return(4)	3.91	%(5)	13.04	%(5)(6)	3.83	%(5)	12.63	%(5)(6)	3.91	%(5)	13.04	%(5)(6)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,151		$96,020		$71,979		$45,575		$357,811		$186,270
Ratio of expenses to average net assets:
Before waivers and deferred tax expense	0.98	%(7)	1.11	%(7)	1.24	%(7)	1.45	%(7)	1.01	%(7)	1.52	%(7)(8)
Expense waiver	(0.13	)%(7)	(0.26	)%(7)	(0.14	)%(7)	(0.35	)%(7)	(0.16	)%(7)	(0.71	)%(7)
Net of waivers and before deferred tax expense	0.85	%(7)(9)	0.85	%(7)(9)	1.10	%(7)(9)	1.10	%(7)(9)	0.85	%(7)(9)	0.81	%(7)(8)(9)
Deferred tax expense(10)	3.98	%(7)	15.06	%(7)	3.91	%(7)	14.65	%(7)	3.98	%(7)	14.52	%(7)
Total expenses	4.83	%(7)	15.91	%(7)	5.01	%(7)	15.75	%(7)	4.83	%(7)	15.33	%(7)(8)
Ratio of net investment loss to average net assets:
Before waivers and deferred tax benefit	(0.69	)%(7)	(0.76	)%(7)	(0.92	)%(7)	(1.08	)%(7)	(0.70	)%(7)	(1.19	)%(7)
Expense waiver	(0.13	)%(7)	(0.26	)%(7)	(0.14	)%(7)	(0.35	)%(7)	(0.16	)%(7)	(0.71	)%(7)
Net of waivers and before deferred tax benefit	(0.56	)%(7)	(0.50	)%(7)	(0.78	)%(7)	(0.73	)%(7)	(0.54	)%(7)	(0.48	)%(7)
Deferred tax benefit(11)	0.22	%(7)	0.20	%(7)	0.31	%(7)	0.29	%(7)	0.22	%(7)	0.19	%(7)
Net investment loss	(0.34	)%(7)	(0.30	)%(7)	(0.47	)%(7)	(0.44	)%(7)	(0.32	)%(7)	(0.29	)%(7)
Portfolio turnover rate	9	%(5)	15	%(5)	9	%(5)	15	%(5)	9	%(5)	15	%(5)

(1)	The net asset value for the beginning period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
(2)	Calculated based on average shares outstanding during the period.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(5)	Not annualized.
(6)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(7)	Annualized.
(8)	The organizational fees are not annualized for the ratio calculation. As a result, the net expense ratio does not equal the Fund's Class I expense cap.
(9)	Pursuant to an Expense Limitation Agreement, the Advisor has agreed to cap the Fund's annual operating expenses (exclusive of investment advisory fees, Rule 12b-1 fees, interest expenses, brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) at 0.15% of the Fund's average daily net assets until May 31, 2012. The Expense Limitation Agreement had the effect of capping the net annual operating expenses of the Fund's class Y, A and I shares at 0.85%, 1.10% and 0.85%, respectively.
(10)	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from net investment income/loss, and realized and unrealized gains/losses.
(11)	Deferred tax benefit/(expense) estimate for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to the Financial Statements.

SteelPath MLP Funds Semi-Annual Report

FINANCIAL HIGHLIGHTS (Continued)
Per share income and capital changes for a share outstanding throughout the period presented.
STEELPATH MLP ALPHA FUND

	Class A				Class I
	For the Six Months Ended May 31, 2011 (Unaudited)		For the Period Ended November 30, 2010		For the Six Months Ended May 31, 2011 (Unaudited)		For the Period Ended November 30, 2010
Net asset value, beginning of period	$10.71		$10.00	(1)	$10.73		$10.00	(1)
Income from investment operations:
Net investment loss(2)	(0.04)		(0.05)		(0.03)		(0.04)
Return of capital(2)	0.20		0.28		0.20		0.27
Net realized and unrealized gain on securities	0.09		0.97	(3)	0.10		0.99	(3)
Total from investment operations	0.25		1.20		0.27		1.22
Distributions from:
Return of capital	(0.34)		(0.49)		(0.34)		(0.49)
Total distributions	(0.34)		(0.49)		(0.34)		(0.49)
Net asset value, end of period	$10.62		$10.71		$10.66		$10.73
Total return(4)	2.27	%(5)	12.24	%(5)(6)	2.45	%(5)	12.44	%(5)(6)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,278		$31,525		$406,295		$168,652
Ratio of expenses to average net assets:
Before waivers and deferred tax expense	1.68	%(7)	1.94	%(7)	1.36	%(7)	1.54	%(7)
Expense waiver	(0.18	)%(7)	(0.44	)%(7)	(0.11	)%(7)	(0.29	)%(7)
Net of waivers and before deferred tax expense	1.50	%(7)(8)	1.50	%(7)(8)	1.25	%(7)(8)	1.25	%(7)(8)
Deferred tax expense(9)	0.37	%(7)	12.93	%(7)	0.48	%(7)	13.14	%(7)
Total expenses	1.87	%(7)	14.43	%(7)	1.73	%(7)	14.39	%(7)
Ratio of net investment loss to average net assets:
Before waivers and deferred tax benefit	(1.37	)%(7)	(1.59	)%(7)	(1.04	)%(7)	(1.20	)%(7)
Expense waiver	(0.18	)%(7)	(0.44	)%(7)	(0.11	)%(7)	(0.29	)%(7)
Net of waivers and before deferred tax benefit	(1.19	)%(7)	(1.15	)%(7)	(0.93	)%(7)	(0.91	)%(7)
Deferred tax benefit(10)	0.47	%(7)	0.46	%(7)	0.37	%(7)	0.36	%(7)
Net investment loss	(0.72	)%(7)	(0.69	)%(7)	(0.56	)%(7)	(0.55	)%(7)
Portfolio turnover rate	16	%(5)	7	%(5)	16	%(5)	7	%(5)

(1)	The net asset value for the beginning period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
(2)	Calculated based on average shares outstanding during the period.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(5)	Not annualized.
(6)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(7)	Annualized.
(8)	Pursuant to an Expense Limitation Agreement, the Advisor has agreed to cap the Fund’s annual operating expenses (exclusive of investment advisory fees, Rule 12b-1 fees, interest expenses, brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) at 0.15% of the Fund’s average daily net assets until May 31, 2012. The Expense Limitation Agreement had the effect of capping the net annual operating expenses of the Fund’s class A and I shares at 1.50% and 1.25%, respectively.
(9)	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from net investment income/loss, and realized and unrealized gains/losses.
(10)	Deferred tax benefit/(expense) estimate for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to the Financial Statements.

May 31, 2011

FINANCIAL HIGHLIGHTS (Continued)
Per share income and capital changes for a share outstanding throughout the period presented.
STEELPATH MLP INCOME FUND

	Class A				Class I
	For the Six Months Ended May 31, 2011 (Unaudited)		For the Period Ended November 30, 2010		For the Six Months Ended May 31, 2011 (Unaudited)		For the Period Ended November 30, 2010
Net asset value, beginning of period	$10.83		$10.00	(1)	$10.84		$10.00	(1)
Income from investment operations:
Net investment loss(2)	(0.03)		(0.04)		(0.03)		(0.03)
Return of capital(2)	0.23		0.31		0.22		0.29
Net realized and unrealized gain on securities	0.20		1.00	(3)	0.23		1.02	(3)
Total from investment operations	0.40		1.27		0.42		1.28
Distributions from:
Return of capital	(0.38)		(0.44)		(0.38)		(0.44)
Total distributions	(0.38)		(0.44)		(0.38)		(0.44)
Net asset value, end of period	$10.85		$10.83		$10.88		$10.84
Total return(4)	3.71	%(5)	13.10	%(5)(6)	3.89	%(5)	13.20	%(5)(6)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134,021		$58,464		$96,457		$68,368
Ratio of expenses to average net assets:
Before waivers and deferred tax expense	1.59	%(7)	1.93	%(7)	1.32	%(7)	1.62	%(7)
Expense waiver	(0.24	)%(7)	(0.58	)%(7)	(0.22	)%(7)	(0.52	)%(7)
Net of waivers and before deferred tax expense	1.35	%(7)(8)	1.35	%(7)(8)	1.10	%(7)(8)	1.10	%(7)(8)
Deferred tax expense(9)	2.96	%(7)	17.05	%(7)	3.05	%(7)	17.22	%(7)
Total expenses	4.31	%(7)	18.40	%(7)	4.15	%(7)	18.32	%(7)
Ratio of net investment loss to average net assets:
Before waivers and deferred tax benefit	(1.22	)%(7)	(1.54	)%(7)	(0.98	)%(7)	(1.24	)%(7)
Expense waiver	(0.24	)%(7)	(0.58	)%(7)	(0.22	)%(7)	(0.52	)%(7)
Net of waivers and before deferred tax benefit	(0.98	)%(7)	(0.96	)%(7)	(0.76	)%(7)	(0.72	)%(7)
Deferred tax benefit(10)	0.39	%(7)	0.39	%(7)	0.30	%(7)	0.29	%(7)
Net investment loss	(0.59	)%(7)	(0.57	)%(7)	(0.46	)%(7)	(0.43	)%(7)
Portfolio turnover rate	11	%(5)	15	%(5)	11	%(5)	15	%(5)

(1)	The net asset value for the beginning period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
(2)	Calculated based on average shares outstanding during the period.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(5)	Not annualized.
(6)	Represents performance beginning on the first day of security trading (close of business March 31, 2010).
(7)	Annualized.
(8)	Pursuant to an Expense Limitation Agreement, the Advisor has agreed to cap the Fund’s annual operating expenses (exclusive of investment advisory fees, Rule 12b-1 fees, interest expenses, brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) at 0.15% of the Fund’s average daily net assets until May 31, 2012. The Expense Limitation Agreement had the effect of capping the net annual operating expenses of the Fund’s class A and I shares at 1.35% and 1.10%, respectively.
(9)	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from net investment income/loss, and realized and unrealized gains/losses.
(10)	Deferred tax benefit/(expense) estimate for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to the Financial Statements.

SteelPath MLP Funds Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2011 (Unaudited)

1. Organization

SteelPath MLP Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the State of Delaware on December 1, 2009 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a concentrated open-end management investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of three series, each of which has different and distinct investment objectives and policies: SteelPath MLP Select 40 Fund (the “Select 40 Fund”), SteelPath MLP Alpha Fund (the “Alpha Fund”) and SteelPath MLP Income Fund (the “Income Fund”, individually a “Fund,” collectively the “Funds”). Each of the Funds commenced operations at the close of business March 31, 2010.

At a Board Meeting held on April 27, 2011, the Board of Trustees (the “Board”) approved the creation and registration of a new series of the Trust, the SteelPath MLP Alpha Plus Fund (the “Alpha Plus Fund”). As of the date this report is issued, the Alpha Plus Fund has not commenced operations or offered shares for sale.

The Funds offer multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class, without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees are allocated directly to that class.

Class A shares of the Funds are subject to an initial sales charge imposed at the time of purchase, in accordance with its prospectus. The maximum sales charge is 5.75% of the offering price or 6.10% of the net asset value.

The investment objective of the Select 40 Fund is to provide investors long-term capital appreciation and attractive levels of current income through diversified exposure to the energy infrastructure Master Limited Partnership (“MLP”) asset class. The investment objective of the Alpha Fund is to provide investors with a concentrated portfolio of energy infrastructure MLP’s which SteelPath Fund Advisors, LLC believes will provide substantial long-term capital appreciation through distribution growth and an attractive level of current income. The investment objective of the Income Fund is to generate a high level of inflation-protected current income, primarily through investments in the larger, more liquid energy MLP’s. The investment objective of the Alpha Plus Fund is to provide investors with capital appreciation.

Each Fund, except for Select 40 Fund, is non-diversified, as that term is defined in the 1940 Act.

2. Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. In the normal course of business, the Funds have entered into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Investment Valuation:

Securities are valued at market value as of the close of trading on each business day when the New York Stock Exchange (“NYSE”) is open. Securities, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. If there are no sales on a given day, then the securities are valued at the mean of the bid and ask price on the primary exchange on which the securities are listed. Securities traded in the Over-The-Counter market are valued on the basis of the last sales price as reported by NASDAQ®. Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. Fair valuations will be reviewed by the Board on a quarterly basis.

May 31, 2011

NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2011 (Unaudited)

Fair value pricing should result in a more accurate determination of a Fund’s net asset value price, which should eliminate the potential for stale pricing arbitrage opportunities in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

A “significant event” is one that occurred prior to a Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets.

U.S. GAAP establishes a hierarchy that prioritizes the various inputs used in determining the value of a Fund’s investments. The three broad levels of the hierarchy are described below:

•	Level 1 — quoted prices for active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); or
•	Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2011:

Select 40 Fund

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares*	$520,550,082	$—	$—	$520,550,082
Short-Term Investments	11,413,076	—	—	11,413,076
Total	$531,963,158	$—	$—	$531,963,158

Alpha Fund

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares*	$446,645,068	$—	$—	$446,645,068
Short-Term Investments	10,366,560	—	—	10,366,560
Total	$457,011,628	$—	$—	$457,011,628

Income Fund

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares*	$238,018,314	$—	$—	$238,018,314
Short-Term Investments	2,020,246	—	—	2,020,246
Total	$240,038,560	$—	$—	$240,038,560

*	For a detailed break-out of Master Limited Partnerships by major industry classification, please refer to the Schedule of Investments.

The Funds did not hold any Level 2 or Level 3 securities during the period ended May 31, 2011. There were no significant transfers into and out of any level during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

SteelPath MLP Funds Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (continued)
May 31, 2011 (Unaudited)

Return of Capital Estimates:

Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2011, the Funds estimated that 95% of the MLP distributions received would be treated as return of capital.

Partnership Accounting Policy:

Each Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Funds’ Statements of Operations.

Investment Transactions and Related Income:

Investment transactions are recorded on a trade date plus one basis, except for the last day of the fiscal quarter end, when they are recorded on trade date. Partnership distributions are recorded on the ex-dividend date. Securities gains and losses are calculated based on the last-in, first-out method. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

Expenses:

Expenses directly attributable to each Fund are charged directly to the Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis as determined by the Board. Certain class specific expenses are allocated to the specific class in which the expenses were incurred.

Distributions to Shareholders:

Dividends, if any, are declared and distributed quarterly for the Select 40 Fund and Alpha Fund and monthly for the Income Fund. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the individual Fund’s operating results during the period. It is anticipated that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Funds’ investments.

The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Funds will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2012. For the six months ended May 31, 2011, the Funds’ distributions were expected to be comprised of 100% return of capital. Subsequent to the six months ended May 31, 2011, the Income Fund made distributions to shareholders on June 7, 2011 and July 7, 2011.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. They may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code, but are taxed as corporations. As corporations, the Funds are obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. A Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Funds currently are using an estimated 5% rate for state and local tax.

The Funds intend to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As limited partners in the MLPs, the Funds report their allocable share of the MLPs’ taxable income in computing their own taxable income. The Funds’ tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new

May 31, 2011

NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2011 (Unaudited)

information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset.

The Funds may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding their tax benefit/(liability).

The Funds’ policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. As of May 31, 2011, the Funds do not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on their tax returns.

Deferred income taxes reflect (i) the tax expense or benefit of the net investment income or loss, (ii) the tax benefit of the realized losses on investment securities and (iii) the tax expense or benefit on the unrealized gains or losses on investment securities for financial reporting purposes. Components of the Funds’ deferred tax assets and liabilities as of May 31, 2011 are as follows:

	Select 40 Fund	Alpha Fund	Income Fund
Deferred tax assets:
Prior year net operating loss carryforward	$606,236	$597,767	$144,624
Prior year capital loss carryforward	—	90,454	—

Net investment loss	487,588	537,168	324,734
Net realized losses on investment securities	—	—	—
Net unrealized losses on investment securities	—	—	—
Deferred tax liabilities:
Net investment income	—	—	—
Net realized gain on investment securities	(214,467)	(1,086,012)	(527,874)
Net unrealized gains on investment securities	(23,718,016)	(9,487,468)	(9,466,060)
Basis reduction of investment in MLPs	(428,318)	(274,067)	(141,191)
Total net deferred tax asset/(liability)	$(23,266,977)	$(9,622,158)	$(9,665,767)

The components of income tax benefit/(expense) for deferred federal income taxes and state income taxes are:

	Select 40 Fund	Alpha Fund	Income Fund
Deferred tax benefit/(expense)
Computed “expected” federal income tax	$(7,435,405)	$(562,518)	$(2,427,938)
State income tax, net of federal tax expense	(1,062,201)	(80,360)	(346,848)
Total income tax expense	$(8,497,606)	$(642,878)	$(2,774,786)

Income taxes are computed by applying the federal statutory rate of 35% plus a blended federal tax affected state income tax rate of 5%. From time to time, as new information becomes available, the Funds may modify their affected tax rates.

For the period ended November 30, 2010, the Select 40 Fund, Alpha Fund and Income Fund had net operating losses of approximately $1,515,591, $1,494,417 and $361,559 for federal income tax purposes, respectively. For the period ended November 30, 2010, the Alpha Fund had $226,134 of capital losses. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. These capital losses may be carried forward for 5 years and, accordingly, would expire as of November 30, 2015. The net operating losses can be carried forward for 20 years and, accordingly, would expire as of November 30, 2030.

SteelPath MLP Funds Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (continued)
May 31, 2011 (Unaudited)

At May 31, 2011, the Funds did not record a valuation allowance against their deferred tax assets, because the Funds believe it is more likely than not that the Funds will realize their deferred tax asset.

Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ net asset value and results of operations in the period it is recorded.

Recent Accounting Pronouncements:

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

3. Related Party Transactions:

Investment Advisor:

SteelPath Fund Advisors, LLC (the “Advisor”) serves as the investment advisor to each Fund. Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees computed daily and paid monthly at an annual rate of 0.70%, 1.10% and 0.95% of average net assets, for the Select 40 Fund, Alpha Fund, and Income Fund, respectively. The Advisor makes the investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by the Board. The amounts charged to the Funds for investment advisory services are reported within the Statement of Operations.

The Advisor has entered into an Expense Limitation Agreement with each Fund to cap the Fund’s operating expenses at 0.15% of the Fund’s average daily net assets (the “Expense Limitation Agreements”). Operating expenses means the ordinary operating expenses of the Funds excluding advisory fees, interest expense, 12b-1 fees, brokerage commissions, taxes, acquired fund fees and expenses, and extraordinary expenses of the Fund. The Expense Limitation Agreements had the effect of capping the expenses of the Select 40 Fund’s class Y, A and I share classes at 0.85%, 1.10% and 0.85%, respectively, the Alpha Fund’s class A and I share classes at 1.50% and 1.25%, respectively, and the Income Fund’s class A and I share classes at 1.35% and 1.10%, respectively. While the Expense Limitation Agreements are in effect, the Advisor is entitled to recoup amounts waived or reimbursed from the Funds for a period of up to three years from the date such amounts were waived or reimbursed, provided the Funds’ operating expenses, including such recouped amounts, do not exceed the stated expense limitations. During the six months ended May 31, 2011 the Advisor did not recoup any expenses.

May 31, 2011

NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2011 (Unaudited)

The following table represents amounts eligible for recovery at May 31, 2011:

Eligible expense recoupments expiring:	Select 40 Fund	Alpha Fund	Income Fund
November 30, 2013	$274,676	$213,492	$216,936
May 31, 2014	274,819	174,243	213,042

In addition, pursuant to the Expense Limitation Agreement, the Advisor is entitled to recoup from the Select 40 Fund certain expenses associated with the organization of the Trust for a period of up to three years from March 31, 2010, provided the Select 40 Fund’s operating expenses, including such recouped amounts, do not exceed the stated expense limitations. During the six months ended May 31, 2011, the Advisor has waived $54,107 in offering fees which are subject to recoupment under the Expense Limitation Agreement. At May 31, 2011, the total offering and organization fees subject to recoupment under the Expense Limitation Agreement is $271,460.

Certain trustees and officers of the Trust are also officers of the Advisor.

Distribution Plan:

Each Fund has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plans”) with respect to its Class A and Class C shares. The Distribution Plans authorize payments by the Funds to finance activities intended to result in the sale of Class A and Class C shares. The Distribution Plans provide that the Select 40 Fund, Alpha Fund and Income Fund may incur distribution expenses of 0.25% and 1.00%, respectively, of the average daily net assets of each Fund’s Class A and Class C shares.

4. Purchases and Sales of Securities:

Purchases and sales of investment securities, excluding short-term securities for the period ended May 31, 2011, totaled:

	Select 40 Fund	Alpha Fund	Income Fund
Purchases	$218,392,376	$289,851,432	$124,348,791
Sales	37,961,686	46,353,056	21,227,773

There were no purchases or sales of U.S. government securities for the period.

5. Federal Tax Information:

At May 31, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Select 40 Fund	Alpha Fund	Income Fund
Cost of Investments	$472,707,234	$433,697,550	$206,904,106
Gross Unrealized Appreciation	$65,117,608	$30,559,889	$27,373,818
Gross Unrealized Depreciation	(5,861,684)	(7,245,811)	(3,585,331)
Net Unrealized Appreciation on Investments	$59,255,924	$23,314,078	$23,788,487

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

SteelPath MLP Funds Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2011 (Unaudited)

6. Capital Share Transactions:

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Select 40 Fund		Alpha Fund		Income Fund
	For the Six Months Ended May 31, 2011	For the Period Ended November 30, 2010*	For the Six Months Ended May 31, 2011	For the Period Ended November 30, 2010*	For the Six Months Ended May 31, 2011	For the Period Ended November 30, 2010*
Transactions in Shares:
Class Y
Shares sold	780,044	9,038,038	—	—	—	—
Shares reinvested	235,551	374,112	—	—	—	—
Shares redeemed	(2,176,295)	(505,352)	—	—	—	—
Net increase (decrease)	(1,160,700)	8,906,798	—	—	—	—
Class A
Shares sold	3,271,087	4,421,080	2,797,381	3,778,106	8,456,756	5,716,990
Shares reinvested	154,918	72,352	102,023	53,811	222,431	76,939
Shares redeemed	(1,009,070)	(252,370)	(922,977)	(887,486)	(1,731,265)	(394,252)
Net increase	2,416,935	4,241,062	1,976,427	2,944,431	6,947,922	5,399,677
Class I
Shares sold	16,664,641	17,264,185	23,164,145	15,861,608	3,223,468	6,956,075
Shares reinvested	654,426	212,906	780,618	392,652	219,060	132,749
Shares redeemed	(1,660,397)	(200,635)	(1,554,274)	(536,909)	(884,080)	(780,962)
Net increase	15,658,670	17,276,456	22,390,489	15,717,351	2,558,448	6,307,862
Net increase from transactions in shares	16,914,905	30,424,316	24,366,916	18,661,782	9,506,370	11,707,539
*	For the period from March 31, 2010, commencement of operations, through November 30, 2010.

7. Concentration of Risk:

Under normal circumstances, the Funds intend to invest at least 90% of their total assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Funds is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

8. Beneficial Ownership:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a rebuttable presumption of control of the Funds, under Section 2(a)(9) of the 1940 Act. As of May 31, 2011, Charles Schwab & Co, Inc., for the benefit of its customers, owned 81.5%, 63.1% and 35.0% of the Select 40 Fund’s class Y, A and I shares, respectively, 34.8% and 63.4% of the Alpha Fund’s class A and I shares, respectively, and 25.1% and 34.7% of the Income Fund’s class A and I shares, respectively.

9. Subsequent Events:

Effective close of business on June 10, 2011, the Income Fund’s class C shares commenced trading.

Effective close of business on July 14, 2011, the Select 40 Fund’s class C shares commenced trading.

May 31, 2011

EXPENSE EXAMPLE
May 31, 2011 (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2010 through May 31, 2011).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended May 31, 2011” to estimate the expenses you paid on your account during this period. The only transaction fee you may be required to pay are for outgoing wire transfers charged by UMB Fund Services, Inc., the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15 fee. You may also pay a small account fee of $24 if the value of your account with the Fund is less than $10,000. If you paid a transaction or a small account fee, you would add the fee amount of the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15 may be assessed on outgoing wire transfers. You may also pay a small account fee of $24 if the value of your account with the Fund is less than

$10,000. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Funds through a financial intermediary. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Expenses Paid During the Six Months Ended May 31, 2011*#	Net Expense Ratio Annualized May 31, 2011#	Total Return Six Months Ended May 31, 2011
Select 40 Fund
Class Y Actual	$1,000.00	$1,039.10	$4.31	0.85%	3.91%
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.28	0.85%	2.08%
Class A Actual	$1,000.00	$1,038.30	$5.59	1.10%	3.83%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.52	$5.54	1.10%	1.95%
Class I Actual	$1,000.00	$1,039.10	$4.32	0.85%	3.91%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.28	0.85%	2.08%
Alpha Fund
Class A Actual	$1,000.00	$1,022.70	$7.55	1.50%	2.27%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.53	1.50%	1.75%
Class I Actual	$1,000.00	$1,024.50	$6.31	1.25%	2.45%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.77	$6.29	1.25%	1.88%
Income Fund
Class A Actual	$1,000.00	$1,037.10	$6.85	1.35%	3.71%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.27	$6.79	1.35%	1.83%
Class I Actual	$1,000.00	$1,038.90	$5.59	1.10%	3.89%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,019.52	$5.54	1.10%	1.95%

* Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by (# of days in most recent fiscal half-year divided by # of days in current fiscal year (182/365)) to reflect the one-half year period.

# Deferred tax benefit/(expense) is not included in the ratio calculation.

SteelPath MLP Funds Semi-Annual Report

OTHER INFORMATION
May 31, 2011 (Unaudited)

Statement Regarding Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available upon request without charge.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-888-614-6614 or on the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2011 will be available on or before August 31, 2011, without charge, at the SEC’s website at http://www.sec.gov.

Risk Disclosure

Concentration Risk.  Under normal circumstances, the Funds concentrate their investments in the MLP energy infrastructure industry and the energy industry in general. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Deferred Tax Risk.  Because each Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating a Fund’s daily NAV in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances. Each Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. A Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce a Fund’s NAV. Upon a Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. If a Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

Equity Securities Risk.  MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Industry Specific Risk.  Energy infrastructure companies are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

•	Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. The Advisor seeks to invest in high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.
May 31, 2011

OTHER INFORMATION (Continued)
May 31, 2011 (Unaudited)

•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.
•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.
•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.
•	Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.
•	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.
•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.
•	Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, or natural resource disasters, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.
•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.
•	Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Investment Companies and ETFs Risks.  Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, a Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in

SteelPath MLP Funds Semi-Annual Report

OTHER INFORMATION (Continued)
May 31, 2011 (Unaudited)

addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Furthermore, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to sell a Fund’s ETF holdings at the most optimal time, adversely affecting the Fund’s performance. Finally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease. A money market fund also is subject to the risk that the value of an investment may be eroded over time by inflation.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Liquidity Risk.  Although common units of MLPs trade on the New York Stock Exchange, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. A Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely a Fund’s ability to make dividend distributions to you.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Risk.  Investments in securities of MLPs involve risks that differ from an investment in common stock.

•	Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unitholders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner.
•	MLPs are controlled by their general partners, which may be subject to conflicts of interest. General Partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests.
•	General partners of MLPs often have limited call rights that may require unitholders to sell their common units at an undesirable time or price.
•	MLPs may issue additional common units without unitholder approval, which would dilute the interests of existing unitholders, including the Fund’s ownership interest.
•	The Funds derive substantially all of their cash flow from investments in equity securities of MLPs. The amount of cash that the Funds will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Funds own to make distributions to their partners and the tax character of those distributions. Neither the Funds nor the Advisor has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service require-

May 31, 2011

OTHER INFORMATION (Continued)
May 31, 2011 (Unaudited)

ments, acquisition costs (if any), fluctuations in working capital needs and other factors. If part of a Fund's investment objective is to generate income, the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

MLP Tax Risk

•	A Fund’s ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of Energy Infrastructure Companies in which it invests. The benefit you are expected to derive from a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s underlying business mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.
•	The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, members of Congress are considering substantive changes to the existing federal income tax laws that affect certain publicly traded partnerships. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Specifically, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund. In addition, the proposed U.S. federal budget for fiscal year 2012 calls for the elimination over the next decade of approximately $46 billion in tax incentives widely used by oil, gas and coal companies, and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Fund invests and/or the natural resources sector generally.
•	Each Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. Each Fund will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in a Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to the Fund.

New Investment Strategy Risk.  Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Funds’ concentration of investments in MLP securities, the Funds are not eligible to elect to be treated as regulated investment companies under the Code. Accordingly, the Funds are subject to U.S. federal income tax on their taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Funds. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Funds to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Funds and for their shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Funds, which, in turn, could have significant adverse consequences on the Funds and their shareholders.

SteelPath MLP Funds Semi-Annual Report

OTHER INFORMATION (Continued)
May 31, 2011 (Unaudited)

Non-Diversification Risk.  The Alpha Fund and the Income Fund are non-diversified investment companies under the 1940 Act. Accordingly, each of these Funds may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Each of these Funds will select its investments from the small pool of energy infrastructure MLPs consistent with its investment objective and policies. An investment in these Funds may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of a Fund’s shares.

Each Fund will accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent a Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. Each Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

A Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. A Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of a Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Reliance on the Advisor Risk.  Each Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Funds’ portfolios had managed a mutual fund prior to that time.

May 31, 2011

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

SteelPath MLP Alpha Plus Fund

Approval of Investment Advisory Agreement

At a meeting held on April 27, 2011, SteelPath MLP Fund Advisors, LLC (“SteelPath”) proposed that the Board of Trustees (the “Board” or “Trustees”) of the SteelPath MLP Funds Trust (“Trust”) approve the Investment Advisory Agreement (“Agreement”) between SteelPath and the Trust, on behalf of the SteelPath MLP Alpha Plus Fund (the “Fund”), a newly-created series of the Trust. The Board considered multiple factors when evaluating SteelPath and in approving the Agreement including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Fund under the Agreement; (2) the performance of the three existing series of the Trust (“existing SteelPath Funds”); (3) the projected level of fees and overall expenses of the Fund and how those fees and expenses compare to the existing SteelPath Funds and other mutual funds that invest in master limited partnerships (“MLP mutual funds”); (4) the costs to SteelPath of providing advisory services to the Fund and SteelPath’s projected profitability with respect to such services; (5) the anticipated effect of changes in the Fund’s asset levels on the advisory fee and overall expense ratio (“economies of scale”); and (6) benefits to be derived by SteelPath from its relationship with the Fund.

In considering the approval of the Agreement, the Board requested and reviewed information provided by SteelPath including, SteelPath’s responses to questions relating to its proposed management of the Fund, the personnel who would perform services for the Fund, the performance of the existing SteelPath Funds, the proposed investment advisory fee and projected expenses, SteelPath’s projected profitability and other information that SteelPath believed would be material to the Board’s consideration of the Agreement. In addition, legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Agreement. The Board did not identify any particular information that was most relevant to its determination to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent, and Quality of Services.  The Board considered SteelPath’s investment philosophy and investment process as well as the background and experience of the portfolio managers who would manage the Fund. SteelPath represented to the Board that it would manage the Fund in a manner substantially similar to the way it manages the existing SteelPath MLP Alpha Fund (“Alpha Fund”), except that the Fund also would use leverage. The Board considered SteelPath’s investment resources and infrastructure and the adequacy of its compliance program. The Board also considered additional services that SteelPath provides to the existing SteelPath Funds, including the supervision of the Trust’s operations, general oversight of the Trust’s other service providers and the coordination of marketing initiatives. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by SteelPath were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance.  The Board noted SteelPath’s representation that it does not currently manage accounts with comparable investment objectives and policies as the Fund. However, the Board considered the performance of the existing SteelPath Funds from their inception on March 31, 2010 through February 28, 2011. The Board noted that each of the existing SteelPath Funds had outperformed the Lipper Equity Income Index and the S&P 500 Index for that period. The Board concluded that SteelPath’s historical investment performance record was not a material factor in approving the Agreement, but that the performance of the existing SteelPath Funds supported approval of the Agreement.

Comparisons of the amounts to be paid under the Agreement with the existing SteelPath Funds and other MLP mutual funds.  In evaluating the Agreement, the Board reviewed the proposed advisory fee rate for services to be performed on behalf of the Fund. The Board considered SteelPath’s representation that the proposed fee rate, which is slightly higher than the fee rate for the Alpha Fund, is appropriate because the Fund’s use of leverage will require SteelPath to commit additional resources to the management of the Fund. The Board also considered the proposed fee rate as compared to the advisory fee rate of other MLP mutual funds and SteelPath’s standard fee for separately managed accounts. In this connection, the Board noted that the other MLP mutual funds and SteelPath’s separately managed accounts generally did not use leverage. The Board also noted SteelPath’s intention to cap the Fund’s total annual operating expenses at competitive levels. This information assisted the Board in concluding that SteelPath’s advisory fee rate under the Agreement appeared to be within a reasonable range for the services to be provided to the Funds, in light of all the factors considered.

Costs of the services to be provided and profits to be realized by SteelPath and its affiliates from the relationship with the Funds.  The Board considered SteelPath’s projected profitability in the first year of the Fund’s operations, assuming that the

SteelPath MLP Funds Semi-Annual Report

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

Fund raises $100 million in assets. Recognizing that SteelPath’s projected profitability was dependent on the Fund’s initial asset levels, competitive performance, and the maintenance of competitive expense levels, the Board concluded that while it was not a material factor in approving the Agreement, SteelPath’s projected profitability was reasonable and supported approval of the Agreement.

Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.  The Board considered that the proposed advisory fee did not include breakpoints. However, the Board noted that, because the Fund had not commenced operations, there were no economies of scale that would warrant a change in the proposed fee rate. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Agreement.

Benefits to be derived by SteelPath from the relationship with the Fund.  The Board considered the “fall-out” or ancillary benefits that may accrue to SteelPath as a result of its advisory relationship with the Fund, including increased soft dollar credits, and enhanced name recognition. Based on the foregoing, the Board concluded that any “fall-out” benefits which may accrue to SteelPath were not a material factor in approving the Agreement.

Board’s Conclusion.  Based on the various considerations described above, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Fund or SteelPath, concluded that the proposed investment advisory fee is reasonable and that the approval of the Agreement is in the best interests of the Fund and its shareholders and, as a result, approved the Agreement.

May 31, 2011

INVESTMENT ADVISOR
SteelPath Fund Advisors, LLC
2100 McKinney Avenue, 14th Floor
Dallas, TX 75201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway Suite 100
Westlake, OH 44145

LEGAL COUNSEL
K&L Gates, LLP
1601 K Street, N.W.
Washington, D.C 20006

CUSTODIAN
UMB Bank, n.a.
928 Grand Boulevard 10th Floor
Kansas City, Missouri 64106

DISTRIBUTOR
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, WI 53233

ADMINISTRATOR/TRANSFER AGENT/FUND ACCOUNTANT
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

P.O Box 2175
Milwaukee, WI 53201
Toll Free 888 614-6614
www.steelpath.com

The SteelPath Funds are distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6.  Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not established procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit.
Not applicable.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SteelPath MLP Funds Trust

/s/ Gabriel Hammond
By: Gabriel Hammond
President and Principal Executive Officer
Date August 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Gabriel Hammond
By: Gabriel Hammond
President and Principal Executive Officer
Date August 8, 2011

/s/ Stuart Cartner
By: Stuart Cartner
Vice President, Treasurer and Principal Financial Officer
Date August 8, 2011